June 18, 2018

Supplement

SUPPLEMENT DATED JUNE 18, 2018 TO THE SUMMARY PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE INCOME PLUS PORTFOLIO
(the "Fund")
CLASS X
Dated April 30, 2018

The Board of Trustees of Morgan Stanley Variable Investment Series approved the implementation of a maximum expense ratio of 0.95% with respect to Class X shares of the Fund, effective July 1, 2018.

In particular, Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), to exceed 0.95%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of the Fund acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.